UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2008

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 4, 2008, Sypris Solutions, Inc. (the “Company”) announced that National City Bank (“NCB”) will be the successor rights agent for the Company effective as of September 8, 2008 pursuant to Amendment No. 1 to the Rights Agreement. In addition to the appointment as successor rights agent, the Company appointed NCB as transfer agent, registrar, and dividend disbursing agent effective as of September 8, 2008.  The addresses and phone numbers to contact NBC regarding the Company’s shareholder accounts are provided below.

Shareholder Inquiries:	Street Address
National City Bank	National City Bank
Shareholder Services Operations	Shareholder Services Operations
Locator 5352	Locator 5352
P.O. Box 92301	3rd Floor - North Annex
Cleveland, OH 44101	4100 West 150th Street
Telephone: 800-622-6757	Cleveland, OH 44135
FAX Number: 216-257-8508

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2008	Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary

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